702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS
(the “Trust”)

Supplement dated June 1, 2018 to each of the Trust’s currently effective Prospectuses (with the exception of the Class P Shares Prospectuses) (each, a “Prospectus” and collectively, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on May 21, 2018, Security Investors, LLC, the investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”) recommended, and the Board approved, the addition of asset-based breakpoints to the advisory fee charged to each Fund, except for the Trust’s Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (collectively, the “Alternative Funds”). Accordingly, effective June 1, 2018, when the aggregate assets of the Funds (excluding the Alternative Funds) and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (except for the Alternative Funds) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

Therefore, effective June 1, 2018, the paragraph and table below are added following the second full paragraph under the heading and sub-heading “Management of the Funds – Investment Advisor” in each Prospectus.

Effective June 1, 2018, when the aggregate assets of the Funds (except for the Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund, as applicable to the Funds included in each Prospectus) and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (except for the Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund, as applicable to the Funds included in each Prospectus) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

Please retain this supplement for future reference.

RDX-COMBO-SUP7-0618